UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 11, 2007
NxSTAGE MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51567	04-3454702
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

439 South Union Street, 5th Floor	01843
Lawrence, MA
(Address of principal executive offices)	(Zip Code)
(978) 687-4700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On June 11, 2007, NxStage Medical, Inc. (the “Company”) will make a presentation to certain investors and analysts. The Company’s slide presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The exhibit referenced in this Item 7.01 and attached hereto shall be deemed to be “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. By furnishing this information on Form 8-K, the Company makes no admissions as to the materiality of any of the information in this Report that is furnished under this Item 7.01.
Item 8.01. Other Events.
     The disclosure provided in Item 7.01 of this Current Report is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) The following exhibit is filed herewith.
     99.1. Presentation materials disclosed on June 11, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

NxStage Medical, Inc.
Date: June 11, 2007	By:	/s/ Jeffrey H. Burbank
Jeffrey H. Burbank
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation materials disclosed on June 11, 2007.